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[GRAPHIC]                           ABM INDUSTRIES
                                       INCORPORATED


NUMBER                                                                    SHARES

NYS


COMMON STOCK                                                   SEE REVERSE FOR
------------                                                 CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK OR SAN FRANCISCO

   THIS CERTIFIES THAT                                          CUSIP 000957 100


                                   [SPECIMEN]


   IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.01 PER SHARE PAR VALUE OF

ABM INDUSTRIES INCORPORATED, TRANSFERABLE IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

    THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

    WITNESS THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                 CERTIFICATE OF STOCK

DATED:


COUNTERSIGNED AND REGISTERED:
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
               TRANSFER AGENT AND REGISTRAR


        /s/ Harry H. Kahn     /s/ William W. Steele      /s/ Sydney J. Rosenberg

BY          SECRETARY               PRESIDENT              CHAIRMAN OF THE BOARD




            AUTHORIZED SIGNATURE
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THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN
RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT BETWEEN ABM INDUSTRIES INCORPORATED AND ITS TRANSFER AGENT, AS RIGHTS AGENT, DATED AS OF APRIL 11, 1988 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF ABM INDUSTRIES INCORPORATED. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE RIGHTS AGENT WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common    UNIF GIFT MIN ACT --      Custodian
                                                        -----          ------
TEN ENT -- as tenants by the entireties                 (Cust)         (Minor)
                                                  under Uniform Gifts to Minors
JT TEN -- as joint tenants with right of
          survivorship and not as tenants         Act
          in common                                   ----------------------
                                                              (State)

   Additional abbreviations may also be used though not in the above list.


                          ABM INDUSTRIES INCORPORATED

This Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.


     FOR VALUE RECEIVED,          HEREBY SELL, ASSIGN AND TRANSFER UNTO
                        ---------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE.)

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                                                                       SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


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                                                                     ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     -----------------------------

                            --------------------------------------------------
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.